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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report:                                             May 3, 2004
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(Date of earliest event reported):                         April 30, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits

 (a)  Not applicable.

 (b)  Not applicable.

 (c)  Exhibits:

      Exhibit No.                        Description
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         99.1          CNA Financial Corporation press release, issued
                       April 30, 2004.


Item 9.  Regulation FD Disclosure

  On April 30, 2004, CNA Financial Corporation, a 91% owned subsidiary, issued a press release announcing that it completed the previously announced sale of its individual life insurance business to Swiss Re Life & Health America Inc. for approximately $700 million. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K.

  The information in this Report (including the exhibit) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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Dated:  May 3, 2004                             By:  /s/ Gary W. Garson
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                                                        Gary W. Garson,
                                                        Senior Vice President,
                                                         General Counsel and
                                                         Secretary

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